VESSELS	12 Months Ended
Dec. 31, 2016
VESSELS [Abstract]
VESSELS
5.	VESSELS

Vessels, net consists of the carrying value of the Company’s vessels, including drydocking, engine overhaul costs and capitalized interest from the period of the vessel being constructed.

All Figures in USD ‘000	2016	2015
Vessels	404,174	334,978
Drydocking	1,736	1,736
Engine Overhaul	3,221	2,962
Total	409,131	339,676
Less Accumulated Depreciation	42,186	26,034
Vessels, net	366,945	313,642

In addition to vessels delivered in 2015 the Company had paid $1.7 million for the year ended December 31, 2015 in deposits on two vessels delivered in 2016.

Impairment of vessels
For the year ended December 31, 2016, 2015 and 2014 the Company performed impairment tests of the vessels. Impairment tests performed did not result in the carrying value for any of the Company’s vessels exceeding future undiscounted cash flows.

The Company reviewed its assets for impairment on an asset by asset basis. In determining whether our assets are recoverable an estimate of the undiscounted cash flows expected to be generated by the asset is compared to its carrying amount, which under US GAAP is net book value.  As of December 31, 2015 and 2016, the Company determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value, and no impairment was recorded.

In developing estimates of future undiscounted cash flows, the Company made assumptions and estimates based on historical trends as well as future expectations.  As part of this analysis the Company has considered the 5-year, 10-year, and 15-year historical trends and taken into consideration the lower current market environment.  The key assumptions and sensitivities for the future cash flows are vessel utilization and charter rates.  The cash flows are less sensitive to cost escalation.  Charter rates and utilization are volatile and the Company has based the analysis on current and historic market rates and utilization obtained from third parties.  In the Company's impairment analysis as of December 31, 2016, we have used the trailing 3-year and 15-year historical average PSV rates and utilization.  For the three vessels currently in layup, 0% utilization and $0 rates were assumed for the first year of the impairment analysis.

If these assumptions prove to be wrong based on eventual market developments, the value of our vessels could be impaired.  For example, if rates and utilization do not achieve what we expect and all vessels were impaired, then compared to market values based on estimates by ship brokers at December 31, 2016 the vessels might be written down by $121.1 million.

However, the impairment analysis as of December 31, 2016, based on a 3-year and 15-year historical average PSV rates and utilization as of December 31, 2016, indicates that the undiscounted cash flows are 50 % higher than carrying values.